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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 11, 1997


                                  EXCITE, INC.
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             (Exact name of Registrant as specified in its charter)


                                   CALIFORNIA
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                         (State or other jurisdiction of
                                 incorporation)



      0-28064                                            77-0378215
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    (Commission                                         (IRS Employer
    File Number)                                        Identification
                                                         No.)


     555 Broadway, Redwood City, CA                                94063
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(Address of principal executive offices)                         (Zip Code)


                                 (415) 568-6000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)





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ITEM 5:  OTHER EVENTS.

        On June 11, 1997, Excite, Inc. (the "Company") and Intuit Inc. ("Intuit") entered into a Stock Purchase Agreement pursuant to which the Company will issue and sell to Intuit 2,900,000 shares of its Common Stock at a purchase price of $13.50 per share. It is anticipated that Intuit will purchase 1,000,000 shares of Common Stock on or about June 25, 1997, provided that the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has been terminated. The proposed sale of the remaining 1,900,000 shares of Common Stock is subject to a number of conditions, including execution and delivery of a definitive agreement relating to the creation of an online finance channel on the Excite Network and other customary conditions precedent.

        Upon the execution of such definitive agreement, it is anticipated that the Company and Intuit will create a new online finance channel on the Excite Network, which will offer a range of financial transactions, such as in life insurance and mutual funds, as well as financial information such as stock quotes and service directories. It is anticipated that this new channel will be introduced during the summer of 1997.

        This report shall not constitute an offer to sell nor the solicitation of an offer to buy any securities of the Company. The proposed sale of Common Stock to Intuit will be made only by means of a Prospectus.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits.

        The following exhibits are filed herewith:

        99.    Press release dated June 11, 1997


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EXCITE, INC.




Date:  June 16, 1997                        By: /s/   Robert C. Hood
                                               ---------------------------------
                                               Robert C. Hood
                                               Executive Vice President,
                                               Chief Administrative Officer and
                                               Chief Financial Officer





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                             EXHIBIT INDEX


Exhibit 99     Press Release dated June 11, 1997


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